EXHIBIT 10.28

(The Attaching Clause need be completed only when this endorsement is issued subsequent to preparation of the policy.)
                                                                          GU-207
                                                                          (6-78)

                                   ENDORSEMENT
                                   #1 REVISED

This endorsement, effective on 12/31/97      at 12:01 A.M. standard time, forms
                                             a part of

Policy No. NGB0133600-00                     of the Reliance Insurance Company
                                             of Illinois

Issued to The Vincam Group, Inc. Et al.

                                             /s/ [SIGNATURE ILLEGIBLE]
                                                 -------------------------------
                                                 Authorized Representative

It is agreed that IRM #3, Insured, is extended to include the following:
The Vincam Group, Inc.
Vincam Human Resources, Inc.
Vincam Human Resources, Inc. I
Vincam Human Resources, Inc. II
Vincam Human Resources, Inc. III
Vincam Human Resources, Inc. IV
Vincam Human Resources, Inc. V
Vincam Human Resources, Inc. VI
Vincam Human Resources, Inc. VII
Vincam Human Resources, Inc. of Michigan
Psych/Care, Inc.
Vincam Occupational Health Systems, Inc.
Vincam Insurance Services, Inc.
American Pediatrics Systems, Inc.
Vincam Practice Management, Inc.
CP Investments, Inc.
Vincam/Staff Administrators, Inc. of Colorado (DBA: Vincam Human Resources,
   Inc.)
Vincam/Staff Administrators, Inc. of California (DBA: Vincam Human Resources,
   Inc.)
Vincam/Staff Administrators, Inc. of Western Colorado (DBA: Vincam Human
   Resources)
American Staffing, Inc.
Vincam/Amstaff, Inc.
Amstaff HR Services, Inc.
R.D.M., Inc.
American Staffing, Inc.
Mastiff PEO, Inc.
Mastiff H.R.M., Inc.
Mastiff Management Services, Inc.
Mastiff Professional Services, Inc.
Mastiff Employer Resources, Inc.
Mastiff P.C.S., Inc. A.E. Services Group, Inc.
A.E. Services Group, Inc.
Staff Resources Services, Inc.
Staffing Group Enterprises, Inc.
AM Risk Management Company
Addison, Inc.
ATCO PEO, Inc.
Vincam/Staffing Network, Inc. (DBA: Staffing Network, Inc., a Vincam Group
   Company)
Corporate Staff Services, Inc.